Exhibit 99.1

Press Release For Immediate Release

Media Contact:   Jeaneen Terrio, 212-278-9205

Invesco Announces Changes to Its US ETF and Mutual Fund Product Lines

Changes are a final key element in the combination of Invesco and OFI

ATLANTA, December 13, 2019 – Invesco (NYSE: IVZ), one of the world’s leading global investment managers, today announced changes to its US exchange-traded fund (ETF) and mutual fund product lines.

The fund rationalization is intended to integrate the fund ranges of Invesco and OppenheimerFunds (OFI), which are now operating as a single global firm. The firm has completed an in-depth analysis and today is announcing details regarding a final key element of the combination: the integration of our comprehensive range of investment capabilities.

A key benefit of bringing the two firms together was an opportunity to take the best products of both firms to create a highly differentiated set of capabilities that helps clients achieve their investment objectives. The fund rationalization addresses certain overlapping offerings in our fund range arising from the combination, which will enable our investment teams to focus on a more cohesive, client-centric set of capabilities and provide the opportunity to achieve scale for the benefit of our clients and our business.

The fund rationalization began on Oct. 30, 2019, with the liquidation of 11 mutual funds. The final portion of the fund rationalization comprises 38 mutual funds and 42 ETFs (not including changes to fund names), affecting a fraction (approximately 4%) of Invesco’s $589 billion in US assets under management. 1

Specifically, the following ETFs will be closed and liquidated (see below for the timeline and other details):

•	Invesco BLDRS Asia 50 ADR Index ETF (The Nasdaq Stock Market: ADRA)
•	Invesco BLDRS Developed Markets 100 ADR Index Fund (The Nasdaq Stock Market: ADRD)
•	Invesco BLDRS Europe Select ADR Index Fund (The Nasdaq Stock Market: ADRU)
•	Invesco BRIC ETF (NYSE Arca: EEB)
•	Invesco China Real Estate ETF (NYSE Arca: TAO)
•	Invesco China Small Cap ETF (NYSE Arca: HAO)
•	Invesco Corporate Income Defensive ETF (NYSE Arca: IHYD)
•	Invesco Corporate Income Value ETF (NYSE Arca: IHYV)
•	Invesco CurrencyShares® Chinese Renminbi Trust (NYSE Arca: FXCH)
•	Invesco CurrencyShares® Singapore Dollar Trust (NYSE Arca: FXSG)
•	Invesco CurrencyShares® Swedish Krona Trust (NYSE Arca: FXS)
•	Invesco DWA NASDAQ Momentum ETF (The Nasdaq Stock Market: DWAQ)
•	Invesco DWA Tactical Multi-Asset Income ETF (The Nasdaq Stock Market: DWIN)
•	Invesco DWA Tactical Sector Rotation ETF (The Nasdaq Stock Market: DWTR)
•	Invesco Dynamic Retail ETF (NYSE Arca: PMR)
•	Invesco Emerging Markets Debt Defensive ETF (NYSE Arca: IEMD)
•	Invesco Emerging Markets Debt Value ETF (NYSE Arca: IEMV)
•	Invesco Emerging Markets Revenue ETF (Cboe BZX Exchange: REEM)
•	Invesco Emerging Markets Ultra Dividend Revenue ETF(NYSE Arca: REDV)
•	Invesco ESG Revenue ETF (NYSE Arca: ESGL)
•	Invesco Frontier Markets ETF (NYSE Arca: FRN)
•	Invesco Global ESG Revenue ETF (NYSE Arca: ESGF)
•	Invesco Global Revenue ETF (Cboe BZX Exchange: RGLB)
•	Invesco Insider Sentiment ETF (NYSE Arca: NFO)

•	Invesco International Revenue ETF (Cboe BZX Exchange: REFA)
•	Invesco International Ultra Dividend Revenue ETF (NYSE Arca: RIDV)
•	Invesco LadderRite 0-5 Year Corporate Bond ETF (The Nasdaq Stock Market: LDRI)
•	Invesco MSCI Emerging Markets Equal Country Weight ETF (NYSE Arca: EWEM)
•	Invesco Multi-Factor Core Fixed Income ETF (NYSE Arca: IMFC)
•	Invesco Multi-Factor Core Plus Fixed Income ETF (NYSE Arca: IMFP)
•	Invesco Multi-Factor Defensive Core Fixed Income ETF (Cboe BZX Exchange: IMFD)
•	Invesco Multi-Factor Income ETF (Cboe BZX Exchange: IMFI)
•	Invesco Russell 1000® Low Volatility Factor ETF (Cboe BZX Exchange: OVOL)
•	Invesco Russell 1000® Momentum Factor ETF (Cboe BZX Exchange: OMOM)
•	Invesco Russell 1000® Quality Factor ETF (Cboe BZX Exchange: OQAL)
•	Invesco Russell 1000® Size Factor ETF (Cboe BZX Exchange: OSIZ)
•	Invesco Russell 1000® Value Factor ETF (Cboe BZX Exchange: OVLU)
•	Invesco Russell 1000® Yield Factor ETF (Cboe BZX Exchange: OYLD)
•	Invesco S&P Financials Revenue ETF (NYSE Arca: RWW)
•	Invesco S&P Global Dividend Opportunities Index ETF (NYSE Arca: LVL)
•	Invesco S&P High Income Infrastructure ETF (NYSE Arca: GHII)
•	Invesco Shipping ETF (NYSE Arca: SEA)

Additionally, the following mutual funds will be merged or experience strategy changes or name changes (see below for the timeline and other details):

Merged funds

Target Fund	Acquiring Fund
US Equity
Invesco Exchange Fund	Invesco S&P 500 Index Fund
Invesco Mid Cap Core Equity Fund	Invesco Oppenheimer Main Street Mid Cap Fund
Invesco Mid Cap Growth Fund	Invesco Oppenheimer Discovery Mid Cap Growth Fund
Invesco Small Cap Discovery Fund	Invesco Small Cap Growth Fund
Invesco Oppenheimer Dividend Opportunity Fund	Invesco Dividend Income Fund
Invesco Oppenheimer Equity Income Fund	Invesco Dividend Income Fund
Invesco Oppenheimer Mid Cap Value Fund	Invesco American Value Fund
Invesco Oppenheimer Small Cap Value Fund	Invesco Small Cap Value Fund
Global/International Equity
Invesco Global Small & Mid Cap Growth Fund	Invesco Global Growth Fund
Invesco International Allocation Fund	Invesco Oppenheimer International Diversified Fund
Alternatives
Invesco Oppenheimer Real Estate Fund	Invesco Real Estate Fund
Invesco Oppenheimer Global Infrastructure Fund	Invesco Global Infrastructure Fund
Sector
Invesco Gold & Precious Metals Fund	Invesco Oppenheimer Gold & Special Minerals Fund
Invesco Technology Sector Fund	Invesco Technology Fund
Balanced (Global)
Invesco Oppenheimer Capital Income Fund	Invesco Multi-Asset Income Fund
Invesco Oppenheimer Global Multi-Asset Income Fund	Invesco Multi-Asset Income Fund
Balanced (Target Risk)
Invesco Moderate Allocation Fund	Invesco Oppenheimer Portfolio Series: Moderate Investor Fund
Taxable Fixed Income
Invesco Oppenheimer Limited Term Bond Fund	Invesco Short Term Bond Fund
Invesco Oppenheimer Limited-Term Government Fund	Invesco Quality Income Fund
Invesco Oppenheimer Ultra-Short Duration Fund	Invesco Conservative Income Fund
Tax-Free Fixed Income
Invesco California Tax-Free Income Fund	Invesco Oppenheimer Rochester California Municipal Fund
Invesco New York Tax Free Income Fund	Invesco Oppenheimer Rochester® Municipals Fund
Invesco Pennsylvania Tax Free Income Fund	Invesco Oppenheimer Rochester® Pennsylvania Municipals Fund
Invesco Oppenheimer Intermediate Term Municipal Fund	Invesco Intermediate Term Municipal Income Fund
Invesco Oppenheimer Rochester Short Duration High Yield Municipal Fund	Invesco Short Duration High Yield Municipal Fund

Global Liquidity
Invesco Oppenheimer Government Cash Reserves Fund	Invesco Government Money Market Fund
VI Funds
Invesco VI Mid Cap Growth Fund	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund

Investment Strategy changes

Current Strategy	Proposed Strategy
Invesco Oppenheimer Global High Yield Fund	Invesco High Yield Bond Factor Fund
Invesco Oppenheimer Global Multi-Asset Growth Fund	Invesco Advantage International Fund
Invesco Oppenheimer Intermediate Income Fund	Invesco Intermediate Bond Factor Fund
Invesco World Bond Fund	Invesco World Bond Factor Fund

Name changes

Current Name	Proposed Name
Invesco Oppenheimer Value Fund	Invesco Comstock Select Fund
Invesco Oppenheimer Portfolio Series: Conservative Investor Fund	Invesco Select Risk: Conservative Investor Fund
Invesco Conservative Allocation Fund	Invesco Select Risk: Moderately Conservative Investor Fund
Invesco Oppenheimer Portfolio Series: Moderate Investor Fund	Invesco Select Risk: Moderate Investor Fund
Invesco Growth Allocation Fund	Invesco Select Risk: Growth Investor Fund
Invesco Oppenheimer Portfolio Series: Growth Investor	Invesco Select Risk: High Growth Investor Fund
Invesco Oppenheimer Portfolio Series: Active Allocation Fund	Invesco Active Allocation Fund

Details regarding ETFs

•

All ETFs, except ADRA, ADRD, ADRU, FXCH, FXSG, FXS – In December 2019, the Invesco ETF Board approved the liquidations. The last day of trading for the affected ETFs on the NYSE Arca, Inc., The Nasdaq Stock Market LLC or Cboe BZX Exchange, Inc. (each, an “Exchange”), as applicable, will be February 14, 2020. The last day creation orders will be accepted in the affected ETFs will be February 7, 2020. Shareholders may sell their holdings of each affected ETF on its respective Exchange until market close on February 14, 2020. The affected ETFs will no longer trade on an Exchange after market close on February 14, 2020, and will be subsequently delisted. The final distribution to shareholders of the affected ETFs is expected to occur on or about February 26, 2020.

•

ADRA, ADRD, ADRU – The last day of trading for ADRA, ADRD and ADRU on the Exchange, will be February 13, 2020. The last day creation orders will be accepted in ADRA, ADRD and ADRU will be January 24, 2020. Shareholders may sell their holdings of ADRA, ADRD and ADRU on the Exchange until market close on February 13, 2020. Those ETFs will no longer trade on the Exchange after market close on February 13, 2020, and will be subsequently delisted. During the period January 24, 2020 through February 13, 2020, Authorized Participants may redeem baskets of shares for a pro rata portion of the Fund’s portfolio on hand. After the close of business on February 13, 2020, the transfer books of the Funds will be closed. The final distribution to shareholders of ADRA, ADRD and ADRU is expected to occur on or about February 26, 2020.

•

FXCH, FXSG, FXS – The last day of trading on the Exchange, and the last day creation orders will be accepted, for FXCH, FXSG and FXS will be February 14, 2020. Shareholders may sell their holdings of FXCH, FXSG and FXS on the Exchange until market close on February 14, 2020. Those ETFs will no longer trade on the Exchange after market close on February 14, 2020, and will be subsequently delisted. From after markets close on February 14, 2020 to the close of markets on May 14, 2020, shareholders of FXSG and FXS, and Authorized Participants of FXCH may tender their shares through the facilities of the Depository Trust Company (“DTC”) to The Bank of New York Mellon, as trustee (the “Trustee”). Upon receipt by the Trustee of a tendering holder’s shares together with wire instructions for an authorized account that may lawfully accept deposits of the underlying foreign currency and payment by or for the holder of any transaction fees, charges and taxes, the Trustee will deliver the amount of underlying foreign currency represented by such shares. The final distribution to shareholders of FXCH, FXSG and FXS is expected to occur on or about May 22, 2020 in United States Dollars.

For additional information, shareholders of the ETFs which are scheduled for changes may call Invesco at 800-983-0903.

Details regarding mutual funds

We expect that the mutual fund mergers will be completed by the end of May 2020, subject to certain regulatory requirements and, in the case of some funds, receipt of required fund shareholder approvals. The name changes, and any related strategy changes, will be completed no later than the end of May 2020.

1 Invesco data as of November 30, 2019, excluding money market funds.

About Invesco Ltd.

Invesco is a global independent investment management firm dedicated to delivering an investment experience that helps people get more out of life. Our distinctive investment teams deliver a comprehensive range of active, passive and alternative investment capabilities. With offices in 25 countries, Invesco managed $1.2 trillion in assets on behalf of clients worldwide as of November 30, 2019. For more information, visit Invesco.com.

Important Risk Information

There are risks involved with investing in ETFs, including possible loss of money. Index-based ETFs are not actively managed and Fund returns may not match the returns of its index. Actively managed ETFs do not necessarily seek to replicate the performance of a specified index. Both index-based and actively managed ETFs are subject to risks similar to stocks, including those related to short selling and margin maintenance. Ordinary brokerage commissions apply. The Funds are subject to certain other risks. Please see the current prospectus for more information regarding the risk associated with an investment in the Funds.

Shares are not individually redeemable and owners of the Shares may acquire those Shares from the Fund and tender those Shares for redemption to the Fund in Creation Unit aggregations only, typically consisting of 10,000, 50,000, 75,000, 80,000, 100,000, 150,000 or 200,000 Shares.

For complete details about the risks associated with the funds, see the fund’s prospectus.

Shares are not FDIC insured, may lose value and have no bank guarantee.

This does not constitute a recommendation of any investment strategy or product for a particular investor. Investors should consult a financial professional before making any investment decisions.

Before investing, investors should carefully read the prospectus/summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the funds, call investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Invesco CurrencyShares Trusts:

CurrencyShares are subject to risks similar to those of stocks and may not be suitable for all investors. The value of the Shares relates directly to the value of the respective currency held by the Trust. Fluctuations in the price of the respective currency could materially and adversely affect the value of the Shares.

The Invesco CurrencyShares Trusts are not mutual funds or any other type of Investment Company within the meaning of the Investment Company Act of 1940, as amended, and are not subject to regulation thereunder.

This material must be accompanied or preceded by a FXCH, FXSG and FXS prospectus. Please read the prospectus carefully before investing.

Invesco Distributors, Inc., is the US distributor for Invesco’s retail products. It is an indirect, wholly owned subsidiary of Invesco Ltd.

Invesco Distributors, Inc.	12/19 NA12211	###